                                                                    EXHIBIT 10.3

                  FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT


         THIS FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT (the "Agreement") is made and entered into as of February 19, 1999 by and among Christopher T. Keene, Derek P. Henninger and Richard H. Jensen (together, the "Founders"), Persistence Software, Inc., a California corporation (the "Company"), and the Investors listed on Exhibit A attached hereto (the "Investors").

         WHEREAS, certain of the Investors (the "Series B Investors") acquired shares of the Company's Series B Preferred Stock on March 12, 1996 and in connection therewith entered into a Co-Sale Agreement dated March 12, 1996, which was amended and restated on November 27, 1996 to include additional purchasers of Series B Preferred Stock as of that date (the "November 1996 Co-Sale Agreement");

         WHEREAS, certain of the Investors (the "First Series C Investors") acquired shares of the Company's Series C Preferred Stock on December 31, 1997 and in connection therewith entered into a Second Amended and Restated Co-Sale Agreement dated December 31, 1997 (the "December 1997 Co-Sale Agreement");

         WHEREAS, certain of the Investors (the "Second Series C Investors," and, together with the First Series C Investors, the "Series C Investors") acquired shares of the Company's Series C Preferred Stock on August 13, 1998 and in connection therewith entered into a Third Amended and Restated Co-Sale Agreement dated August 13, 1998 (the "August 1998 Co-Sale Agreement");

         WHEREAS, certain Investors (the "Series D Investors") have an interest in acquiring from the Company shares of its Series D Preferred Stock pursuant to a Series D Preferred Stock Purchase Agreement dated February 19, 1999 (the "Series D Purchase Agreement");

         WHEREAS, the Founders, the Series B Investors, the Series C Investors and the Company wish to provide a further inducement to the Series D Investors to purchase shares of the Company's Series D Preferred Stock by offering to the Series D Investors the opportunity to participate, upon the terms and conditions set forth in this Agreement, in subsequent sales by the Founders of shares of the Company's Common Stock; and

         WHEREAS, the parties hereto desire to amend and restate the August 1998 Co-Sale Agreement in its entirety hereby.

         IT IS HEREBY AGREED AS FOLLOWS:

1.       SALES BY THE FOUNDERS

         1.1 Notice of Sales. Should any Founder propose to accept one or more bona fide offers (collectively, the "Purchase Offer") from any persons to purchase shares of the Company's
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Common Stock (the "Shares") from him (other than as set forth in Section 1.5 hereof), he shall promptly deliver a notice (the "Notice") to the Company and each Investor stating the terms and conditions of such Purchase Offer.

         1.2 Participation Right. If the Company chooses not to exercise its right of first refusal contained in Section 3(b) of those common stock purchase agreements dated June 14, 1991 between such Founder and Fulcrum Innovations, Inc., the Company's predecessor in interest, each Investor shall have the right, exercisable upon written notice to such Founder within ten (10) business days after receipt of the Notice, to participate in such Founder's sale of Shares pursuant to the specified terms and conditions of such Purchase Offer. To the extent an Investor exercises such right of participation in accordance with the terms and conditions set forth below, the number of Shares which such Founder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The right of participation of each Investor shall be subject to the following terms and conditions:

             (a) Calculation of Shares. Treating all Preferred Stock as if it had been converted into Common Stock for the purposes of this Section 1.2(a) only, each Investor may sell all or any part of that number of shares of Common Stock of the Company equal to the product obtained by multiplying (i) the aggregate number of shares of Common Stock covered by the Purchase Offer by (ii) a fraction, the numerator of which is the number of shares of Common Stock of the Company (including Common Stock issuable upon conversion of Preferred Stock) at the time owned by such Investor and the denominator of which is the combined number of shares of Common Stock of the Company (including Common Stock issuable upon conversion of Preferred Stock) at the time owned by such Founder, including shares transferred to Permitted Transferees (as hereinafter defined) in accordance herewith, and the Investors.

             (b) Delivery of Certificates. Each Investor may effect its participation in the sale by delivering to such Founder for transfer to the purchase offeror one or more certificates, properly endorsed for transfer, which represent the number of shares of Common Stock, or Preferred Stock or Common Stock issued upon conversion thereof, which such Investor elects to sell pursuant to this Section 1.2.

         1.3 Transfer. The stock certificate or certificates which the Investor delivers to the Founder pursuant to Section 1.2 shall be delivered by such Founder to the purchase offeror in consummation of the sale pursuant to the terms and conditions specified in the Notice, and such Founder shall promptly thereafter remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale.

         1.4 No Adverse Effect. The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more sales of Shares made by a Founder shall not adversely affect their rights to participate in subsequent sales of Common Stock by a Founder pursuant to Section 1.2 hereof.


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         1.5 Permitted Transactions. The participation rights of the Investors shall not pertain or apply to:

             (a) Any transaction or series of transactions by a Founder involving the sale or transfer of not more than five percent (5%) of a Founder's aggregate stockholding in the Company, which holding shall be calculated on an as-converted basis;

             (b) Any pledge of Company's Common Stock made by a Founder pursuant to a bona fide loan transaction which creates a mere security interest;

             (c) Any repurchase of Common Stock by the Company;

             (d) Any bona fide gift; or

             (e) Any transfer to a Founder's ancestors, descendants or spouse or to a trustee for their benefit.

provided, that (i) such Founder shall inform the Investors of such pledge, transfer or gift prior to effecting it and (ii) the pledgee, transferee or donee (collectively, the "Permitted Transferees") shall furnish the Investors with a written agreement to be bound by and comply with all provisions of this Agreement applicable to such Founder.

2. TRANSFER OF STOCK. Any attempt to transfer shares of the Company in violation of Section 1 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of the Investors.

3.       LEGENDED CERTIFICATES

         3.1 Each certificate representing shares of the Common Stock of the Company now or hereafter owned by the Founders or hereafter issued to any Permitted Transferee pursuant to Section 1.5 shall be endorsed with the following legend:

             THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT BY AND BETWEEN THE SHAREHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF COMMON AND PREFERRED STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

         3.2 The Section 3.1 legend shall be removed upon termination of this Agreement in accordance with the provisions of Section 4.1.

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4.       MISCELLANEOUS PROVISIONS

         4.1 Termination. This Agreement shall terminate upon the earliest to occur of any one of the following events:

             (a) The liquidation, dissolution or indefinite cessation of the business operations of the Company;

             (b) The execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company; or

             (c) The consummation of the Company's initial public offering of securities or the consummation of an acquisition of the Company pursuant to which a Public Market exists for the Company's capital stock (or other stock issued in exchange therefore). For the purpose of this Agreement, a "Public Market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended) or (ii) such stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

         4.2 Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be effective upon personal delivery or upon deposit in the U.S. certified or registered mail, postage prepaid and properly addressed to the party to be notified as set forth on the Company's books and records or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

         4.3 Successors and Assigns. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. The participation rights of the Investors hereunder are only assignable to an assignee or transferee of not less than 100,000 shares of Common Stock and/or Preferred Stock (as adjusted for any stock splits, reverse stock splits, stock dividends, recapitalizations and the like); provided that such limitation shall not apply to transfers by an Investor to controlling shareholders, controlling partners, retired controlling partners or trustees of the Investor (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire the Common Stock, or Preferred Stock or Common Stock issued upon conversion thereof, by gift, will or intestate succession), provided that such transferee shall not be in a business that competes with the Company and provided that all such transferees or assignees agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this Agreement (such affiliated transferees of an Investor shall be referred to as "Affiliated Parties"). The shares of stock of the Company held by Affiliated Parties of an Investor shall be aggregated with the shares of such Investor for the purposes of this Agreement.

         4.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         4.5 Modifications and Amendments. This Agreement may be modified or amended only with the written consent of the Company, each Founder and a two-thirds (2/3rds) interest of the Investors (based on the number of shares of Common Stock held by the Investors, assuming conversion of all Preferred Stock held by the Investors), provided, however, that in the event an amendment or waiver adversely affects the rights and/or obligations of any holder of Preferred Stock under this Agreement in a different manner than the other holders of Preferred Stock (it being understood that, without limiting the foregoing, different Investors shall not be affected differently because of proportional differences that arise out of differences in the original issue price for the Preferred Stock held by such Investor or the number of shares of Preferred Stock held by such Investor) such amendment or waiver shall also require the written consent of such adversely affected Investor, and provided further that any amendment or waiver of Section 4.10 shall require the written consent of Intel Corporation ("Intel"). Any waiver by a party of its rights hereunder shall be effective only if evidenced by a written instrument executed by a duly authorized representative of such party. In no event shall such waiver of any rights hereunder constitute the waiver of such rights in any future instance unless the waiver so specifies in writing.

         4.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         4.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.8 Best Efforts. The Company agrees to use its best efforts to enforce the terms of this Agreement, to inform the Investors of any breach hereof and to assist the Investors in the exercise of their rights and performance of their obligations hereunder.

         4.9 Legal Fees. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or any shares or other securities of the Company transferred hereunder, the prevailing party, or parties, shall be paid by the other party or parties a reasonable sum for attorneys' fees and expenses of such prevailing party or parties.

         4.10 Confidentiality. The Founders agree to be bound by the confidentiality and nondisclosure provisions of Article 5 of the Fifth Amended and Restated Investor Rights Agreement by and among the Company and the Investors listed thereto, dated as of the date hereof.

         IN WITNESS WHEREOF, the parties have executed this Fourth Amended and Restated Co-Sale Agreement as of the date first above written.



COMPANY:

PERSISTENCE SOFTWARE, INC.


By: /s/ Christopher Keene
    ---------------------------
     Name:  Christopher Keene
            -------------------
     Title: President
            -------------------

                                                  FOUNDERS:

                                                  /s/ Christopher T. Keene
                                                  ------------------------------
                                                      Christopher T. Keene

                                                  /s/ Derek P. Henninger
                                                  ------------------------------
                                                      Derek P. Henninger

                                                  /s/ Richard H. Jensen
                                                  ------------------------------
                                                      Richard H. Jensen


                                                   INVESTORS:

                                                   MSIT HOLDINGS, INC.


                                                   By: /s/ Merritt Lutz
                                                       -------------------------
                                                     Name:  Merritt Lutz
                                                            --------------------
                                                     Title: Senior Advisor
                                                            --------------------


        SIGNATURE PAGE TO PERSISTENCE SOFTWARE, INC. FOURTH AMENDED AND
                           RESTATED CO-SALE AGREEMENT

                                    MORGAN STANLEY VENTURE
                                    INVESTORS, L.P.


                                    By: Morgan Stanley Venture Partners II,
                                        L.P. its General Partner

                                    By: Morgan Stanley Venture Capital II, Inc.
                                        Managing General Partner




                                    By: /s/ William J. Harding
                                        ----------------------------------------

                                       Name:  William J. Harding
                                              ----------------------------------

                                       Title: Vice President
                                             -----------------------------------


                                    MORGAN STANLEY VENTURE CAPITAL FUND II, C.V.


                                    By: Morgan Stanley Venture Partners II,
                                        L.P. its General Partner

                                    By: Morgan Stanley Venture Capital II, Inc.
                                        Managing General Partner

                                    By: /s/ William J. Harding
                                       -----------------------------------------

                                       Name:  William J. Harding
                                              ----------------------------------

                                       Title: Vice President
                                              ----------------------------------

                                    MORGAN STANLEY VENTURE CAPITAL FUND II, C.V.


                                    By: Morgan Stanley Venture Partners II,
                                        L.P. its General Partner

                                    By: Morgan Stanley Venture Capital II, Inc.
                                        Managing General Partner

                                    By: /s/ William J. Harding
                                       -----------------------------------------

                                       Name:  William J. Harding
                                              ----------------------------------

                                       Title: Vice President
                                              ----------------------------------

        SIGNATURE PAGE TO PERSISTENCE SOFTWARE, INC. FOURTH AMENDED AND
                           RESTATED CO-SALE AGREEMENT

                                    THOMPSON CLIVE INVESTMENTS PLC,
                                    a United Kingdom Public Limited Company


                                    By: /s/ C. Fitzherbect / /s/ S. A. Thompson
                                       -----------------------------------------

                                       Name: C. Fitzherbect / S. A. Thompson
                                            ------------------------------------

                                       Title: Authorized Signatory /
                                              Company Secretary
                                            ------------------------------------

                                    CISCO SYSTEMS, INC.


                                    By: /s/ David A. Rogan
                                       -----------------------------------------

                                       Name: David A. Rogan
                                            ------------------------------------

                                       Title: Vice President, Treasurer
                                            ------------------------------------

                                    NEXUS CAPITAL PARTNERS I, L.P.


                                    By: /s/ Will Weathersby
                                       -----------------------------------------

                                       Name: Will Weathersby
                                            ------------------------------------

                                       Title: General Partner
                                            ------------------------------------

                                    PIPER JAFFRAY INC.


                                    By: /s/ Buzz Benson
                                       -----------------------------------------
                                       Name: Buzz Benson
                                            ------------------------------------
                                       Title:  Managing Director


                                    THE ENTREPRENEURS' FUND, L.P.

                                    By: BW Management, LLC, its general partner

                                    By: /s/ Jeffrey T. Webber
                                       -----------------------------------------
                                       Name: Jeffrey T. Webber
                                            ------------------------------------
                                       Title:  Managing Director


         SIGNATURE PAGE TO PERSISTENCE SOFTWARE, INC. FOURTH AMENDED AND
                           RESTATED CO-SALE AGREEMENT

                                    LITTON MASTER TRUST

                                    By: Amerindo Investment Advisors, Inc.


                                    By: /s/ Alberto W. Vilar
                                       -----------------------------------------

                                       Name: Alberto W. Vilar
                                            ------------------------------------

                                       Title: Attorney-in-Fact
                                             -----------------------------------

                                    ATGF II, A Panamanian Corporation

                                    By: Amerindo Investment Advisors, Inc.


                                    By: /s/ Alberto W. Vilar
                                       -----------------------------------------
                                       Alberto W. Vilar, Director

                                        /s/ James Stableford
                                       -----------------------------------------
                                       James Stableford

                                        /s/ Marc Weiss
                                       -----------------------------------------
                                       Marc Weiss


                                    RALPH H. CECHETTINI 1995 TRUST


                                    By: /s/ Ralph Cechettini
                                       -----------------------------------------

                                       Name: Ralph Cechettini
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

                                    INTEL CORPORATION


                                    By: /s/ Arvind Sodhani
                                       -----------------------------------------
                                    Name: Arvind Sodhani
                                         ---------------------------------------
                                    Title: Vice President and Treasurer
                                          --------------------------------------

         SIGNATURE PAGE TO PERSISTENCE SOFTWARE, INC. FOURTH AMENDED AND
                           RESTATED CO-SALE AGREEMENT

                                    REUTERS HOLDINGS SWITZERLAND SA


                                    By:     [illegible]
                                       -----------------------------------------
                                    Name:   [illegible]
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

        SIGNATURE PAGE TO PERSISTENCE SOFTWARE, INC. FOURTH AMENDED AND
                          RESTATED CO-SALE AGREEMENT

                                    EXHIBIT A

                                    INVESTORS


SERIES B INVESTORS:

         MSIT Holdings, Inc.
         750 Seventh Avenue, 12 Floor
         New York, NY  10019
         Attn:  Scot Six

         Morgan Stanley Venture Capital Fund II, L.P.
         Morgan Stanley Venture Investors, L.P.
         Morgan Stanley Venture Capital Fund II, C.V.
         3000 Sand Hill Road
         Building 4, Suite 250
         Menlo Park, CA  94025
         Attn:  William Harding

         Thompson Clive Investments PLC
         3000 Sand Hill Road
         Building 1, Suite 185
         Menlo Park, CA  94025

SERIES C INVESTORS:

         Cisco Systems, Inc.
         170 West Tasman Drive
         San Jose, CA  95144

         ATGF II
         Litton Master Trust
         James Stableford
         Marc Weiss
         Ralph H. Cechettini 1995 Trust
         c/o Amerindo Investment Advisors, Inc.
         399 Park Avenue, 22nd Floor
         New York, NY  10022

         Nexus Capital Partners I, L.P.
         1 Market Street
         Steuart Tower, Suite 2400
         San Francisco, CA  94105

         Piper Jaffray Inc.
         222 South 9th Street
         Minneapolis, MN  55402

         The Entrepreneurs' Fund, L.P.
         1717 Embarcadero Road, Suite 200
         Palo Alto, CA  94303

         Morgan Stanley Venture Capital Fund II, L.P.
         Morgan Stanley Venture Investors, L.P.
         Morgan Stanley Venture Capital Fund II, C.V.
         3000 Sand Hill Road
         Building 4, Suite 250
         Menlo Park, CA  94025
         Attn:  William Harding

         Thompson Clive Investments PLC
         3000 Sand Hill Road
         Building 1, Suite 185
         Menlo Park, CA  94025


         SERIES D INVESTORS:

         Intel Corporation
         2200 Mission College Blvd.
         Santa Clara, CA 95052
         Attn:  Treasurer
         Fax Number:  (408) 765-6038

         With copies to:

         Intel Corporation
         2200 Mission College Blvd.
         Santa Clara, CA  95052
         Attn:  General Counsel
         Fax Number:  (408) 765-1859

         The Entrepreneurs' Fund, L.P.
         1717 Embarcadero Road, Suite 200
         Palo Alto, CA  94303


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         Reuters Holdings Switzerland SA




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